UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2007
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of an Acquisition or Disposition of Assets.
On August 1, 2007, Tollgrade Communications, Inc. (the “Company”) completed an acquisition of substantially all of the assets of Teradyne, Inc.’s (“Seller”) Broadband Test Division (the “Acquisition”) pursuant to the terms of an asset purchase agreement dated May 31, 2007 between Company and Seller (the “Agreement”). In connection with the Acquisition, the Company paid $11,300,000 in cash, plus the assumption of specified liabilities and subject to adjustment for certain items pursuant to the terms of the Agreement. The description of the Acquisition and terms of the Agreement contained in the Company’s Current Report on Form 8-K filed on June 1, 2007 is incorporated herein by reference. A copy of the Agreement is filed as Exhibit 10.1 to the Company’s Form 10-Q filed on July 27, 2007 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
A copy of the Company’s press release announcing the Acquisition is furnished as Exhibit 99.1 to this Report and is incorporated by reference into this Item 7.01.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered or incorporated by reference therein.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of businesses acquired.
The financial statements required in connection with the Acquisition are not included in this Current Report. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.
(b) Pro Forma Financial Information.
The financial statements required in connection with the Acquisition are not included in this Current Report. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.
(c) Not applicable.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 1, 2007 announcing completion of acquisition of Teradyne’s Broadband Test Division*
*	Exhibits 99.1 furnished with this Current Report on Form 8-K shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.

Dated: August 2, 2007	By:	/s/ Sara M. Antol

Sara M. Antol
General Counsel and Secretary